SUBSCRIPTION AGREEMENT

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D (“REGULATION D”) PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THOSE LAWS.

THIS NOTE AND COMMON STOCK SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Note and Common Stock Subscription Agreement (the “Agreement”) dated as of May [ ]. 2012 is executed by [__________________] (the “Purchaser”) in connection with the subscription by the Purchaser for certain Secured Promissory Notes (the “Notes”) and shares of common stock, par value $0.000041666 (the “Common Stock”) of Genesis Biopharma, Inc., a Nevada corporation (the “Company”), which is offering an aggregate face amount of up to $1,500,000 (U.S.) of the Notes and one-half (1/2) share of Common Stock for every dollar funded under the Notes. The Notes are part of a credit facility (the “Credit Facility”) whereby the Purchaser hereby agrees to make additional loans to the Company in the amounts set forth on the draw down schedule attached hereto as Exhibit A, and upon which the Company shall be allowed to draw down on the then remaining balance of the Credit Facility. The terms of the Notes are set forth in the form of Note attached hereto as Exhibit B. The Purchaser wishes to purchase up to the principal amount of the Notes and Common Stock (collectively the “Securities”) set forth opposite the Purchaser’s name on the signature pages hereto in accordance with the terms and conditions of this Agreement. It is agreed as follows:

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1. Offer to Subscribe; Purchase Price

The Purchaser hereby agrees to purchase and subscribe for the principal amount of the Notes and Common Stock set forth opposite the Purchaser’s name on the signature pages hereto. The Closing shall be deemed to occur when this Agreement has been executed by both of the Purchaser and the Company (the “Closing”) and the first draw down by the Company under the Credit Facility (i.e. under this Note and all other similiarly issued Notes) of $500,000 (U.S.) per the draw down schedule, and payment shall have been made by the Purchaser in the manner as directed in writing by the Company. At the Closing, and at each of the two subsequent Closings, the Purchaser shall advance as a loan to the Company the principal amount set forth on Exhibit A for that Closing, and the Company shall issue to the Purchaser (i) a fully executed Note, dated as of the date of the Closing and having a stated principal amount equal to the funds advanced, and (ii) a number of shares of the Company’s Common Stock equal to one-half of the dollar amount advanced by the Purchaser at that Closing.

2. Purchaser Representations and Covenants; Access to Information Independent

Investigation

The Purchaser represents and warrants to, and covenants with, the Company, on his or its own behalf and on behalf of each person or entity for which the Purchaser is acting as a fiduciary, as follows:

2.1 Exempt Transaction; Investment Intent. (a) The Purchaser is an accredited investor as the term is defined in Rule 501(a) under the Act and (b) the Purchaser is purchasing the Securities for its own account (or for beneficiaries’ accounts over which the Purchaser has investment discretion) and not with a view of reselling the Securities in violation of the Securities Act.

2.2 Independent Investigation. The Purchaser, in offering to purchase the Securities hereunder, has relied upon an independent investigation made by him or it and, to his or its knowledge has, prior to the date hereof, been given access to and the opportunity to examine all books and records of the Company, and all material contracts and documents of the Company; provided, that such investigation shall not affect the Purchaser’s ability to rely on the accuracy of the representations and warranties of the Company set forth herein. The Purchaser will keep confidential all non-public information regarding the Company that the Purchaser receives from the Company unless disclosure of such information is compelled by a court or other administrative body or, in the opinion of the Purchaser’s counsel, to comply with applicable law. In making the investment decision to purchase the Securities the Purchaser is not relying on any oral or written representations or assurances from the Company or any other person or any representation of the Company or any other person other than as set forth in this Agreement, the public filings of the Company or in a document executed by a duly authorized representative of the Company making reference to this Agreement. The Purchaser has such experience in business and financial matters that it is capable of evaluating the risk of its investment and determining the suitability of its investment. The Purchaser is a sophisticated investor, and an accredited investor as defined in Rule 501 of Regulation D. The Purchaser has obtained and reviewed the copies of the Company’s Form 10-K Annual Report for the most recent year ended December 31, 2011, copies of all Form 8-K Reports from the beginning of the past fiscal year to the date hereof as well as all other periodic reports and public filings and disclosures by the Company and is aware that the Company has continued to sustain losses.

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2.3 Economic Risk. The Purchaser understands and acknowledges that an investment in the Notes involves a high degree of risk, including a possible total loss of investment. The Purchaser represents that he or it is able to bear the economic risk of the investment. In making this statement, the Purchaser hereby represents and warrants that the Purchaser has adequate means of providing for the Purchaser’s current needs and contingencies. The Purchaser further represents that the Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the investment in the Securities to be received by the Purchaser. Further, the Purchaser represents that it has no present need for liquidity in the Securities.

2.4 No Government Recommendation or Approval. The Purchaser understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company, this transaction or the subscription of the Securities.

2.5 No Registration. The Purchaser understands that the Securities have not been registered under the Act and are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon the representations of the Purchaser contained herein.

2.6 No Public Solicitation. Without conducting any independent investigation, the Purchaser knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Securities.

2.7 Incorporation and Authority. The Purchaser, (a) if not a natural person, has the full power and authority, and (b) if a natural person, has the legal capacity, to execute, deliver and perform this Agreement and to perform its obligations hereunder. This Agreement has been duly approved by all necessary action of the Purchaser, as applicable, has been executed by persons duly authorized by the Purchaser, and constitutes a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms.

2.8 No Reliance on Tax Advice. The Purchaser has reviewed with his, her or its own tax advisors the foreign, federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that the Purchaser (and not the Company) shall be responsible for the Purchaser own income tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

2.9 Independent Legal Advice. The Purchaser and the Company acknowledge that each has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and has consulted with its own legal counsel, and other advisors prior to execution of the within Agreement.

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2.10 Acknowledgment. The Purchaser understands that the Securities are being offered and sold to it in reliance of specific exemptions from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Securities.

3. Resales

The Purchaser acknowledges and agrees that the Securities may and will only be resold (a) pursuant to a Registration Statement under the Act; or (b) pursuant to an exemption from registration under the Act.

4. Legends.

The Securities shall bear a legend similar to the legend set forth below and any other legend, if such legend or legends are reasonably required to comply with state, Federal or foreign law:

“THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (AS AMENDED, THE “SECURITIES ACT”) UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PELDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE PROPOSED TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION OR QUALIFICAITON UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.”

5. Representations, Warranties and Covenants of Company

The Company represents and warrants to, and covenants with, the Purchaser as follows:

5.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and are in good standing as foreign corporations or other entities in each jurisdiction in which the nature of the business conducted or property owned by them makes such qualification necessary, except where the failure to so qualify would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or otherwise), earnings, properties, prospects or results of operations of the Company (a “Material Adverse Effect”).

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5.2 Corporate Condition. None of the Company’s filings made with the Securities and Exchange Commission (the “Commission”) (such filings, the “SEC Reports”), including, but not limited to, those reports referenced in Section 5.5 below, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. There have been no material adverse changes in the Company’s business, properties, results of operations, condition (financial or otherwise) or prospects since the date of those reports which have not been disclosed to the Purchaser in writing. Further, all material non-public information (other than the specific information respecting the sale of the Notes themselves) respecting the Company, its business and its financial condition, as the same would be required to be disclosed in an SEC Report or registration statement (or corresponding prospectus) if the Securities were otherwise being registered for sale by the Company, has been so publicly reported or disclosed prior to the sale of the Securities as contemplated herein.

5.3 Authorization. The transaction contemplated by this Agreement and the Transaction Documents (as hereinafter defined) have been approved by a majority of directors. The Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms. “Transaction Documents” means, collectively, this Agreement and the Securities and each of the other documents entered into or delivered by the parties hereto in connection with the transactions contemplated by this Agreement.

5.4 Valid Issuance of the Notes. When executed and delivered in accordance with the terms hereof for the consideration expressed herein, the Securities will have been issued in compliance with all applicable U.S. federal securities laws. Upon issue, the Purchaser will acquire good and marketable title to the Securities, free and clear of all liens, claims and encumbrances. Subject in part to the truth and accuracy of the Purchaser’s representations set forth in this Agreement, the offer, sale and issuance of the Securities contemplated by this Agreement are exempt from the registration pursuant to any applicable securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

5.5 Current Public Information. The Company is a “reporting issuer” and it has a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all the materials required to be filed as reports pursuant to the Exchange Act for a period of at least twelve (12) months preceding the date hereof (the “SEC Reports”). All of the SEC Reports at the time that they were filed complied in all material respects with all applicable requirements of Federal securities laws and the rules and regulations promulgated thereunder. The Purchaser has obtained copies of all of the Company’s periodic reports and public filings including its Form 10-K Annual Report for the most recent year ended December 31, 2011 and copies of all Form 8-K Reports from the beginning of the Company’s past fiscal year to the date of execution of the within Agreement.

5.6 No Directed Selling Efforts in Regard to this Transaction. The Company has not, and, to the best of the Company’s knowledge, neither the Purchaser nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conducted any “directed selling efforts” as that term is defined under the Act. Such activity includes, without limitation, the making of printed material available to investors, the holding of promotional seminars, the placement of advertisements with radio or television stations which discuss the offering of the Securities.

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5.7 No Conflicts. The execution and delivery of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or bylaws of the Company, or any indenture, credit agreement, mortgage, deed of trust or other agreement or instrument to which the Company is a party or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company.

5.8 Issuance of Securities. The Company will issue the Securities in the name of the Purchaser. Nothing in this section shall affect in any way the Purchaser’s obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

5.9 No Action. The Company has not taken and will not take any action that will affect in any way the Purchaser’s ability to resell the Securities in accordance with applicable securities laws.

5.10 Compliance with Laws. As of the date hereof, the conduct of the business of the Company complies (and has complied) in all material respects with all statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. The Company has not received notice of any alleged violation of any statute, law, regulations, ordinance, rule, judgment, order or decree from any governmental authority. The Company shall comply with all applicable securities laws with respect to the sale of the Securities, including, but not limited to, the filing of all reports required to be filed in connection therewith with the Commission or any other regulatory authority.

5.11 Litigation. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, its assets or properties, which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. The Company is not the subject of any pending or, to their knowledge, threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Commission or any state securities commission which have not been disclosed in the reports referred to in Section 5.5.

5.12 Disclosures. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser that (a) could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or (b) could reasonably be expected, individually or in the aggregate, to materially and adversely affect the ability of the Company to perform its obligations pursuant the Transaction Documents.

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5.13 Capitalization. (a) The Company, as of the date of the Closing, will have 1,800,000,000 shares of Common Stock, par value $0.000041666 per share authorized pursuant to its Certificate of Incorporation and 78,293,095 shares of Common Stock issued and outstanding. All of the issued and outstanding shares of capital stock of the Company has been duly authorized and are validly issued, fully paid and non-assessable. No personal liability attaches to the registered holders of the Common Stock by reason of their being registered holders thereof.

(b) Except as set forth in the SEC Reports, (i) no subscription, warrant, option, convertible security or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company that is authorized or outstanding, (ii) the Company does not have any obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock or other equity securities any evidences of indebtedness or assets of the Company, (iii) the Company does not have any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock (or other equity securities) or any interest therein or to pay any dividend or make any other distribution in respect thereof, and (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company.

(c) All of the issued and outstanding shares of the Company have been offered, issued and sold by the Company in compliance with applicable Federal and state securities Laws.

5.14. Material Changes. Except as disclosed in the SEC Reports: (a) the Company has not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings or prospects of the Company; (b) the Company has not sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (c) except as described in the SEC Reports, the Company has not paid or declared any dividends or other distributions with respect to its capital stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (d) there has not been any change in the capital stock of the Company other than the sale of the Securities hereunder, shares or options issued pursuant to stock option plans or purchase plans approved by the Company’s Board of Directors and repurchases of shares or options pursuant to repurchase plans already approved by the Company's Board of Directors, or indebtedness material to the Company (other than in the ordinary course of business); and (e) there has not been any other event or change that would have, individually or in the aggregate, a Material Adverse Effect.

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5.15 Financial Statements. The financial statements of the Company contained in the SEC Reports present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of operations, cash flows and the changes in shareholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles. The Company has fully complied with the Sarbanes-Oxley Act of 2002.

5.16 Stabilization. The Company has not taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

5.17 Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or similar payments by the Purchaser relating to this Agreement or the transactions contemplated hereby.

5.18 Consents/Waiver. Except as to filings which may be required under applicable state securities regulations, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or of any court or other tribunal is required by the Company in connection with the transactions contemplated hereby. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by the Company of the transactions contemplated by the Transaction Documents except those required from the holders of the Company’s outstanding securities and derivatives as enumerated on Exhibit C .

5.19 Intellectual Property. To the Company's knowledge, the Company owns, or have the right to use, all patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights necessary to their business as now conducted without conflicting with or infringing upon the right or claimed right of any person or entity under or with respect to any of the foregoing. The Company has not received any communications alleging that the Company has violated the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware of any violation by a third party of any of the Company’s patents, trade marks, service marks, trade names, copyrights, trade secrets or other proprietary rights.

5.20 Foreign Corrupt Practices Act. Neither the Company nor any director, officer, agent, or other person acting on behalf of the Company has, in the course of his or its actions for or on behalf of the Company violated any provision of the United States Foreign Corrupt Practices Act of 1977, as amended, or the regulations there under.

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5.21 Other Subscription Agreements. The Company may simultaneously, with the execution of this Agreement, enter into one or more subscription agreements with other purchasers of Securities (the “Other Purchasers”) with substantially the same terms and conditions as this Agreement; and no Other Purchaser is purchasing any securities of the Company on the Closing with terms and conditions different from the terms and conditions of this Agreement.

6. Additional Covenants of Company

6.1 Most Favored Nations. At any time while the Credit Facility is outstanding, in part or in whole, if the Company consummates and equity and/or debt financing (“New Financing”) whereby the terms of such financing are more favorable than those provided herein, then the remaining outstanding portion of the Credit Facility shall be adjusted to have such terms and conditions similar to those of the New Financing.

6.2 Corporate Existence and Taxes. For as long as any Notes remain outstanding, the Company shall, maintain their corporate existence in good standing, and shall pay all taxes when due except for taxes which the Company disputes in good faith and for which adequate reserves are established on the Company’s books and records.

6.3 Use of Proceeds. The Company shall use all of the net proceeds from the sale of all Securities for the funding of working capital and other general corporate purposes. The Company will not use the proceeds to reduce or retire any insider notes or pre-existing convertible debt.

6.4 Publicity. Except as may be required by applicable law or regulation, the Company shall not use, directly or indirectly, the Purchaser’s name or the name of any of its affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of the Purchaser for the specific use contemplated or as otherwise required by applicable law or regulation.

6.5 Reports. The Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

7. Conditions to Closing; Deliveries at Closing

7.1 Conditions to Purchaser’s Obligations to Close. The obligations of the Purchaser to purchase the Securities offered hereunder are conditioned on the fulfillment or waiver of the following:

(a) the execution and delivery of the Transaction Documents by the Company and the execution and delivery of such other documents, certificates and instruments that the Purchaser may reasonably request;

(b) all the representations and warranties of the Company in this Agreement as of the date hereof shall be true and correct at the Closing as if made on such date, and the Company shall have performed all actions required hereunder;

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(c) the Company shall have performed all agreements which the Transaction Documents provide shall be performed on or before the date of the Closing;

(d) no event shall have occurred and be continuing or would result from the consummation of the transactions contemplated by the Transaction Documents which would, individually or in the aggregate, constitute a Material Adverse Effect;

(e) no order, judgment or decree of any court, arbitrator or governmental authority shall enjoin or restrain the Purchaser from purchasing the Securities or consummating the transactions contemplated by the Transaction Documents and there shall not be existing, or, to the knowledge of the Company, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting the Company which would reasonably be expected to result in such an order, judgment or decree; and

(f) the Company shall not have defaulted on any debt.

7.2 Conditions to the Company’s Obligations to Close. The obligations of the Company to issue the Securities offered hereunder are conditioned on the fulfillment or waiver of the following:

(a) the execution and delivery of this Agreement by the Purchaser;

(b) all representations and warranties of the Purchaser made in this Agreement as of the date hereof shall be true and correct at the Closing as if made on such date, and the Purchaser shall have performed all actions required hereunder; and

8. Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of California, applicable to agreements made in and wholly to be performed in that jurisdiction without regard to the choice of law rules of such state, except for matters arising under the Act or the Exchange Act which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined in either a Federal or state court sitting in the County of Los Angeles, State of California, and the parties consent to jurisdiction in the State of California and further expressly waive any trial before a jury.

9. Entire Agreement; Amendment

This Agreement, the Transaction Documents and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties hereto with regard to the subject matter hereof and thereof, and no party hereto shall be able or bound to any other party hereto in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party hereto against whom enforcement of any such amendment, waiver, discharge or termination is sought.

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10. Notices, Etc.

Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, by facsimile, electronic mail (or similar electronic transmission) with a hard copy to follow by two day courier addressed to the intended recipient thereof at the addresses of the parties hereto in the books and records of the Company or such other address as a party hereto may request by notifying the other in writing.

11. Indemnification

11. 1 Company Indemnification. In consideration of the Purchaser’s execution and delivery of the Transaction Documents to which it is a party and acquiring the Securities hereunder and thereunder and in addition to all of the Company’s other obligations under the Transaction Documents to which it is a party, the Company shall defend, protect, indemnify and hold harmless the Purchaser and each other holder of the Securities and all of their affiliates, shareholders, trustees, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Purchaser Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages (other than consequential damages), and expenses in connection therewith (irrespective of whether any such Purchaser Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Purchaser Indemnified Liabilities”), incurred by any Purchaser Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents, or (c) any cause of action, suit or claim brought or made against such Purchaser Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) other than those arising from or resulting from a misrepresentation or breach of any representation or warranty made by such Purchaser Indemnitee contained in the Transaction Documents to which it is a party, the execution, delivery, performance or enforcement of the Transaction Documents, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of the Purchaser or holder of the Securities as an investor in the Company.

11.2 Contribution; Mechanics and Procedures. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

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12. Expenses

Any expenses reasonably incurred in connection with the transactions contemplated under this Agreement, the Securities and any future financing of the Company, including, without limitation, any and all advisory, legal, filing and other fees incurred in connection therewith, whether incurred prior to or after the date hereof, shall in each case be paid by the respective party that incurs said expense.

13. No Strict Construction

The language used in this Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rules of strict construction will be applied against any party hereto.

14. No Third Party Beneficiaries

This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

15. Survival

All covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the Transaction Documents shall survive the execution of this Agreement, the delivery to the Purchaser of the Securities being purchased and the payment therefor.

16. Successors and Assigns

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes. The Purchaser may assign, without the consent of the Company, some or all of its rights hereunder to any person to whom the Purchaser assigns or transfers the Securities, or the right to acquire Securities, in accordance herewith; provided, that such transferee agrees in writing to be bound with respect to the transferred Securities to the provisions hereof that apply to the transferring Purchaser, in which event such assignee shall be deemed to be a Purchaser hereunder with respect to such assigned rights.

17. Counterparts

This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party hereto and delivered to the other party hereto; provided, that a facsimile or PDF signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or PDF signature.

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18. Headings

The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

19. Severability

If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

COMPANY:

GENESIS BIOPHARMA, INC.

By:
Name:
Title:

Price and Principal Amount of Notes:	PURCHASER::

$_________________________	GENESIS BIOPHARMA, INC.

	By:	[ ]
Name:
Title:
Amount of Common Stock (1/2 share of Common Stock for every dollar of Notes):

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Exhibit A

Credit Facility Draw Down Schedule

Exhibit B

Form of Note

(see attached)

Exhibit C

Consents/Waivers

The Company has obtained the consents/waivers from the following persons:

1. The investors who purchased shares of the Company’s Common Stock and five (5) year Class C Warrants pursuant to the 2011 Securities Purchase Agreements.

2. The holders of Common Stock Purchase Warrant to Purchase to purchase an aggregate of _____,000 Shares of Common Stock.

3. The holders of $5 million of the Company’s seven (7%) percent Tranche A Senior Unsecured Convertible Notes and Tranche B Senior Unsecured Convertible Notes and five (5) year Tranche A Warrants to Purchase Common Stock and Tranche B Warrants to Purchase Common Stock exercisable at $1.25